MERIDIAN FUND
                                                 January 27, 2000

To Our Shareholders:

The Meridian Fund's net asset value per share at December 31, 1999 was $25.40. This represents an increase of 13.33% for the calendar year to date and 10.15% for the quarter to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 689.6% and 14.4%, respectively. The Fund's assets at the close of the quarter were invested 4.88% in cash and cash equivalents and 95.12% in stocks. Total net assets were $138,198,839 and there were 5,998 shareholders.

All of the popular averages posted big gains in 1999. The S&P 500 gained 19.5%, the NASDAQ an astounding 85.5% and the Russell 2000, 19.6%. This doesn't tell the entire story, however. Internet-driven technology stocks were responsible for the lion's share of the market's advance. A significant part of the market, responding to higher interest rates, actually declined. Over half of the stocks on the NASDAQ ended down for the year. It was the same story for small-cap stocks. The twenty largest companies comprising the Russell 2000 Index are now mostly Internet related. Seven of the twenty have no earnings and the balance sell at an average of 351 times earnings. A recent study showed that companies in the Russell 2000 with no earnings were up, on average, in excess of 50% during 1999.

The Dow Jones Bond Index declined from 106.42 to 97.17 during 1999, a significant drop of 8.7%. The yield on the thirty-year government bond climbed to 6.46% from 5.12% at the beginning of the year.

The economy experienced strong growth during 1999. Retail sales, employment, industrial production, corporate profits, and housing starts all showed solid gains. There were no Y2K disruptions and the federal government is now experiencing budget surpluses. There were a few disturbing signs. Energy prices doubled, the rate of inflation picked up modestly, long-term interest rates moved up considerably and labor markets remained tight. We expect continued growth in the economy during the year 2000. The stock market is at record levels, leading indicators are pointing upward and consumer confidence is at an all time high. We look for higher corporate profits and modestly higher rates of inflation and interest rates in the coming year.

As we enter the new millennium, the S&P 500 sells at thirty times earnings, large technology companies sell from fifty to several hundred times earnings and Internet stocks sell at even greater multiples of revenues. Many non-technology stocks, which have not participated in the long bull market, have a more reasonable valuation. Our portfolio, for example, sells at 20.4 times estimated earnings. The average expected earnings growth rate for the companies in our portfolio for the year 2000 is 28%. Compared to the S&P 500, we are paying approximately two-thirds the price for three times the growth. Not bad during normal times. We do not believe we have sacrificed quality in our quest for growth at a reasonable price. On the contrary, most of our companies generate above average returns on capital and can fund their growth internally.

Technology stocks make up approximately 23% of our portfolio, but we do not own pure-play Internet stocks and this has hurt our relative performance. The Internet is revolutionary and is changing the way we work and live. We have spent significant time researching the proliferation of Internet companies and their spectacular reception by investors. We believe that it is not prudent to pay the extraordinary valuations required to own companies with limited revenues, significant losses, unproven business models and a number of competitive start-ups on the horizon. There are currently 75 Internet companies in registration waiting to go public and hundreds more in the works. We cannot imagine that many of these companies will ever grow into their valuations. The logical outcome, at some point, will be a sharp downward adjustment in price.

Purchases during the quarter included American Tower Corp, Renal Care Group, Inc., Integrated Device Technology, Inc., and Plantronics, Inc. We increased our position in Precision Drilling Corporation, Jack in the Box, Bed, Bath, & Beyond, Inc., Cost Plus, Inc., and Williams-Sonoma, Inc. Sales included Marine Drilling Co., Extended Stay America, Inc., Airborne Freight Corporation, Annuity and Life Re Holding, Arden Realty, Inc., CBRL Group, Inc., Family Dollar Stores, Inc., Mazel Stores, Inc., PETsMART, Inc., and Genesys Telecommunications Labs, Inc.

We continue to research companies with good growth prospects, proven financial models and reasonable valuations. We recently purchased shares in Plantronics, Inc., the largest manufacturer of lightweight communications headsets and accessories in the world. We estimate the market to be $525 million, growing at 15% annually, with Plantronics holding a 50% share. The growth, historically, has been driven by call centers. Customer service for those businesses or retailers selling over the Internet will be a requirement for survival in the future. We believe headsets will become necessary for such high growth applications as Internet telephony, speech recognition and hands-free use of wireless phones. Plantronics sells at fifteen times earnings and we believe the company's growth prospects, pristine balance sheet, high return on capital and reasonable valuation will result in a good investment.

We wish everyone a happy and prosperous New Year.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                                   President

MERIDIAN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 95.1%
  BANKING AND FINANCE - 3.1%
     Pacific Century Financial Corp.*.....................  231,000    $  4,316,813
  CELLULAR COMMUNICATIONS - 3.3%
     American Tower Corp. ................................  151,100       4,617,994
  CONSUMER SERVICES - 5.0%
     Regis Corporation*...................................  207,300       3,912,788
     Sotheby's Holdings, Inc. - Class A*..................  102,000       3,060,000
  CORRECTIONAL & DETENTION FACILITIES - 2.5%
     Wackenhut Correction Corp. ..........................  299,400       3,499,238
  ENERGY - 3.3%
     Precision Drilling Corp. ............................  177,000       4,546,688
  HEALTH SERVICES - 8.7%
     Health Management Associates, Inc. - Class A.........  365,000       4,881,875
     Province Healthcare Company..........................  170,000       3,230,000
     Renal Care Group, Inc. ..............................  169,900       3,971,413
  INDUSTRIAL SERVICES - 7.4%
     Expeditors International of Washington, Inc.*........  116,500       5,104,156
     Paychex, Inc.*.......................................  127,500       5,100,000
  INDUSTRIAL PRODUCTS - 2.9%
     Tektronix, Inc. .....................................  103,150       4,009,956
  LEISURE & AMUSEMENT - 1.0%
     Scientific Games Holdings Corp. .....................   81,700       1,353,156
  REAL ESTATE INVESTMENT TRUSTS - 3.4%
     The Town and Country Trust*..........................  263,700       4,730,119
  RESTAURANTS - 10.5%
     CEC Entertainment, Inc.*.............................  135,000       3,830,625
     Jack in the Box......................................  167,000       3,454,813
     P.F. Chang's China Bistro............................  140,500       3,494,938
     Sonic Corporation....................................  130,800       3,727,800
  RETAIL - 17.4%
     Bed, Bath and Beyond, Inc. ..........................  124,900       4,340,275
     Cost Plus, Inc. .....................................  112,500       4,007,813
     Kohl's Corporation...................................   69,000       4,980,938
     West Marine, Inc. ...................................  332,100       2,739,825
     Williams-Sonoma, Inc. ...............................   80,000       3,680,000
     Zale Corporation.....................................   89,000       4,305,375

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------

COMMON STOCK (continued)
  TECHNOLOGY - 14.7%
     Integrated Device Technology, Inc. ..................  147,300    $  4,271,700
     KEMET Corporation....................................   82,600       3,722,163
     Molex Inc. -- Class A*...............................   93,000       4,208,250
     National Data Corp.*.................................  109,200       3,705,975
     Synopsys, Inc. ......................................   65,000       4,338,750
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 9.0%
     ANTEC Corporation....................................   95,000       3,467,500
     Adtran, Inc. ........................................   87,500       4,500,781
     Plantronics, Inc. ...................................   61,400       4,393,938
  TRANSPORTATION - 2.9%
     Atlantic Coast Airlines Holdings, Inc. ..............  166,000       3,942,500
                                                                       ------------
  TOTAL COMMON STOCK (Identified cost $92,588,486).................     131,448,150
  CASH AND OTHER ASSETS LESS LIABILITIES - 4.9%....................       6,750,689
                                                                       ------------
  NET ASSETS - 100%................................................    $138,198,839
                                                                       ============
  Shares of capital stock outstanding..............................       5,440,123
                                                                       ============
  Net asset value per share........................................          $25.40
                                                                       ============

*  income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $92,588,486)............................  $131,448,150
  Cash and cash equivalents.................................     5,574,787
  Receivables for:
     Dividends..............................................        10,325
     Interest...............................................        16,393
     Securities sold........................................     1,318,403
  Prepaid expenses..........................................         7,420
                                                              ------------
     TOTAL ASSETS...........................................  $138,375,478
                                                              ------------
LIABILITIES
  Payables for:
  Accrued expenses..........................................       176,639
                                                              ------------
     TOTAL LIABILITIES......................................       176,639
                                                              ------------
NET ASSETS..................................................  $138,198,839
                                                              ============
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................     5,440,123
                                                              ============
Net asset value per share (offering and redemption price)...        $25.40
                                                              ============
Net assets consist of:
  Paid in capital...........................................   $96,415,335
  Accumulated net realized gain.............................     2,765,529
  Net unrealized appreciation on investments................    38,859,664
  Undistributed net investment income.......................       158,311
                                                              ------------
                                                              $138,198,839
                                                              ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends..........................................      $684,462
  Interest...........................................       296,994
                                                       ------------
       Total investment income.......................                      $981,456
                                                                       ------------
EXPENSES
  Investment advisory fees...........................       671,246
  Transfer agent fees................................        82,800
  Pricing fees.......................................        28,980
  Reports to shareholders............................        23,000
  Custodian fees.....................................        22,080
  Registration and filing fees.......................        16,727
  Miscellaneous expenses.............................        13,572
  Professional fees..................................        24,480
  Directors' fees and expenses.......................         2,208
                                                       ------------
       Total expenses................................                       885,093
                                                                       ------------
  Net investment income..............................                        96,363
                                                                       ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments...................     2,764,459
  Net increase in unrealized appreciation on
     investments.....................................     2,352,305
                                                       ------------
  Net realized and unrealized gains on investments...                     5,116,764
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............      $5,213,127
                                                                       ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       Period Ended        Year Ended
                                                     December 31, 1999    June 30, 1999
                                                     -----------------    -------------
OPERATIONS
Net investment income..............................         $96,363         $1,068,820
Net realized gain on investments...................       2,764,459         11,913,210
Net unrealized appreciation (depreciation) of
  investments......................................       2,352,305        (17,968,517)
                                                       ------------       ------------
  Net increase (decrease) from operations..........       5,213,127         (4,986,487)
                                                       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...........      (1,007,190)        (1,187,972)
Distributions from net realized capital gains......     (11,919,392)       (54,557,125)
                                                       ------------       ------------
  Total distributions..............................     (12,926,582)       (55,745,097)
                                                       ------------       ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock........................       6,029,844         11,727,850
Reinvestment of distributions......................      12,403,277         53,097,094
Less: redemptions..................................     (58,204,332)      (115,212,451)
                                                       ------------       ------------
  Decrease resulting from capital share
     transactions..................................     (39,771,211)       (50,387,507)
                                                       ------------       ------------
Total decrease in net assets.......................     (47,484,666)      (111,119,091)
NET ASSETS
Beginning of the period............................     185,683,505        296,802,596
                                                       ------------       ------------
End of the period (includes undistributed net
  investment income of $159,311 and $1,069,138,
  respectively)....................................    $138,198,839       $185,683,505
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            For the
                           six months
                             ended                                 For the year June 30,
                          December 31,   -------------------------------------------------------------------------
                              1999         1999       1998       1997       1996       1995       1994      1993
                          ------------   --------   --------   --------   --------   --------   --------   -------
Net Asset
 Value - Beginning of
 Period..................     $26.28       $33.26     $33.20     $32.21     $27.29     $24.27     $23.87    $18.97
                            --------     --------   --------   --------   --------   --------   --------   -------
Income from Investment
------------------
 Operations
--------
Net Investment Income
 (loss)..................       0.03          .16        .27        .40        .30        .27        .09      (.01)
Net Gains (Losses) on
 Securities (both
 realized and
 unrealized).............       1.02         (.50)      4.92       3.71       5.47       3.63        .76      5.51
                            --------     --------   --------   --------   --------   --------   --------   -------
Total From Investment
 Operations..............       1.05         (.34)      5.19       4.11       5.77       3.90        .85      5.50
                            --------     --------   --------   --------   --------   --------   --------   -------
Less Distributions
-------------
Distributions from net
 investment income.......      (0.15)       (0.14)     (0.32)     (0.36)      (.31)      (.18)      (.02)     (.04)
Distributions from net
 realized capital
 gains...................      (1.78)       (6.50)     (4.81)     (2.76)      (.54)      (.70)      (.43)     (.56)
                            --------     --------   --------   --------   --------   --------   --------   -------
Total Distributions......      (1.93)       (6.64)     (5.13)     (3.12)      (.85)      (.88)      (.45)     (.60)
                            --------     --------   --------   --------   --------   --------   --------   -------
Net Asset Value - End of
 Period..................     $25.40       $26.28     $33.26     $33.20     $32.21     $27.29     $24.27    $23.87
                            ========     ========   ========   ========   ========   ========   ========   =======
Total Return.............     8.38%*        3.05%     16.92%     13.92%     21.40%     16.44%      3.48%    29.50%
                            ========     ========   ========   ========   ========   ========   ========   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)..........   $138,199     $185,683   $296,803   $353,029   $384,087   $328,153   $199,191   $78,581
Ratio of Expenses to
 Average Net Assets......       1.09%**      1.01%      0.95%      0.96%      0.96%      1.06%      1.22%     1.47%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets..............       0.12%**      0.49%      0.76%      1.23%      0.99%      1.18%       .38%     (.01%)
Portfolio Turnover
 Rate....................         29%**        51%        38%        37%        34%        29%        43%       61%


                              For the year June 30,
                           ---------------------------
                            1992      1991      1990
                           -------   -------   -------
Net Asset
 Value - Beginning of
 Period..................   $17.24    $17.71    $15.93
                           -------   -------   -------
Income from Investment
------------------
 Operations
--------
Net Investment Income
 (loss)..................      .07       .20       .06
Net Gains (Losses) on
 Securities (both
 realized and
 unrealized).............     3.45       .49      2.84
                           -------   -------   -------
Total From Investment
 Operations..............     3.52       .69      2.90
                           -------   -------   -------
Less Distributions
-------------
Distributions from net
 investment income.......     (.09)     (.12)     (.48)
Distributions from net
 realized capital
 gains...................    (1.70)    (1.04)     (.64)
                           -------   -------   -------
Total Distributions......    (1.79)    (1.16)    (1.12)
                           -------   -------   -------
Net Asset Value - End of
 Period..................   $18.97    $17.24    $17.71
                           =======   =======   =======
Total Return.............   21.00%     5.62%    19.71%
                           =======   =======   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)..........  $18,363   $12,350   $11,058
Ratio of Expenses to
 Average Net Assets......     1.75%     1.68%     2.08%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets..............      .24%      .98%      .14%
Portfolio Turnover
 Rate....................       61%       85%       66%

*   Figure not annualized.
**  Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $92,588,486, the aggregate gross unrealized appreciation is $47,753,924, and the aggregate gross unrealized depreciation is $8,894,260, resulting in net unrealized appreciation of $38,859,664.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1999 through October 31, 2000. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

   The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1999 and the year ended June 30, 1999, were as follows:

                                                      December        June
                                                        1999          1999
                                                     ----------    ----------
         Shares sold                                    246,077       466,943
         Shares issued on reinvestment of
           distributions                                531,407     2,431,185
                                                     ----------    ----------
                                                        777,484     2,898,128
         Shares redeemed                             (2,402,835)   (4,756,060)
                                                     ----------    ----------
         Net decrease                                (1,625,351)   (1,857,932)
                                                     ==========    ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1999, was $2,208.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 1999, were $22,662,446, and $70,668,034 respectively. The cost of the U.S. Government securities purchased and the proceeds from sales of such investments were $19,882,621, and $20,000,000, respectively for the period ended December 31, 1999.

                     [This page intentionally left blank.]

                                                     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                            Meridian Fund. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1999